Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment (this “Second Amendment”), dated as of September 14, 2020, is entered into by and among ReShape Lifesciences Inc., a Delaware corporation (the “Borrower”), and Armistice Capital Master Fund Ltd. (the “Lender”).

WHEREAS, the Borrower and the Lender entered into a Credit Agreement dated as of March 25, 2020, which was amended on March 31, 2020 (as amended, the “Agreement”), and a Registration Rights Agreement dated as of March 25, 2020 (the “RRA”).

WHEREAS, pursuant to Section 9.1(a) of the Agreement and Section 6(f) of the RRA, the Agreement and the RRA, respectively, may be amended with the written consent of the Borrower and the Lender.

WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.            Amendment of Definition of Delayed Draw Term Loan Commitment. The definition of “Delayed Draw Term Loan Commitment” set forth in Section 1.1 (Definitions) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Delayed Draw Term Loan Commitment means $3,000,000, of which $1,000,000 is subject to outstanding Delayed Draw Term Loans extended prior to the date of this Second Amendment.”

2.            Amendment of Definition of Maturity Date. The definition of “Maturity Date” set forth in Section 1.1 (Definitions) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date means (a) March 31, 2021 or (b) such earlier date on which the Commitments terminate pursuant to Section 8.”

3.            Amendment to Section 2.1.2 of the Agreement. Section 2.1.2 (Delayed Draw Term Loan Commitments) is hereby amended to add the following sentences at the end of such section:

“Lender agrees to make a Delayed Draw Term Loan to Borrower on the date of this Second Amendment in an amount equal to $1,000,000. Accordingly, Borrower will be entitled to borrow up to an additional $1,000,000 in Delayed Draw Term Loans after the date of this Second Amendment.”

4.            Amendment of Definition of Filing Date in RRA. The definition of “Filing Date” set forth in Section 1 (Definitions) of the RRA, dated March 25, 2020, between Borrower and Lender is hereby amended to replace the phrase “the 60th calendar day following the date hereof” with “the 60th calendar day following the date of the Second Amendment.”

5.            Warrant Issuance. As an inducement to Lender to enter into this Second Amendment and make the additional Delayed Draw Term Loans contemplated hereby, Borrower will issue to Lender a warrant (the “Warrant”) to purchase an aggregate of 1,200,000 shares of common stock of Borrower, par value $0.001 per share, at an exercise price equal to $3.25 per share, substantially in the form of the Series G Common Stock Purchase Warrant issued by Borrower to Lender on March 25, 2020. The shares of Common Stock issuable upon exercise of the Warrant will be considered “Warrant Shares” and, therefore, “Registrable Securities” under the RRA.

6.             Miscellaneous.  Except as expressly set forth hereunder, the terms and provisions of the Agreement and the RRA shall remain in full force and effect after the execution of this Second Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein. This Second Amendment may be executed in several identical counterparts all of which shall constitute one and the same instrument.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement to be duly executed as of the day and year written above.

BORROWER:		LENDER:

RESHAPE LIFESCIENCES INC.		ARMISTICE CAPITAL MASTER FUND LTD.

By:	/s/ Barton P. Bandy	By:	/s/ Steven Boyd
Name: Barton P. Bandy		Name: Steven Boyd
Title: Chief Executive Officer		Title: CIO of Armistice Capital, LLC, the Investment Manager